OPPENHEIMER PORTFOLIO SERIES:

FIXED INCOME ACTIVE ALLOCATION FUND
Supplement dated August 2, 2011 to the

Prospectus dated May 31, 2011

This supplement amends the Prospectus of Oppenheimer Portfolio Series: Fixed Income Active Allocation Fund, dated May 31, 2011.

The following is added to the section titled “Advisory Fees” on page 14:

The Manager has voluntarily agreed to waive the fees payable directly to it by the Fund in the aggregate amount of $165,000, applied on the basis of $41,250 per each of four semi-annual periods beginning August 1, 2011. If during any semi-annual period in which this waiver is in effect the fees payable directly to the Manager is less than $41,250, the Manager will waive the total fees payable to it by the Fund for that semi-annual period and the unpaid difference shall be carried over to the next semi-annual period until the total has been waived by OFI.

August 2, 2011                                                                                                                                     PS0404.003